Exhibit 10.8

FIRST AMENDMENT TO ABL CREDIT AGREEMENT

THIS FIRST AMENDMENT TO ABL CREDIT AGREEMENT, dated as of November 21, 2014 (this “Amendment”), by and among (i) PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the “Borrower”), (ii) the other Loan Parties party to the Credit Agreement referred to below (together with the Borrower, the “Loan Parties”), (iii) the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), (iv) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (as the successor to CREDIT SUISSE AG in such capacity (the “Original Administrative Agent”)) for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), (v) WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), and (vi) BANK OF AMERICA, N.A., as a co-collateral agent for the Lenders (in such capacity, a “Co-Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

WHEREAS, the Borrower, the Guarantors, the Lenders, Original Administrative Agent, the Collateral Agent and certain other parties are party to that certain ABL Credit Agreement, dated as of April 19, 2013 (the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by this Amendment, and as may be further amended, amended and restated, restated, supplemented, extended or otherwise modified and in effect from time to time is referred to herein as the “Credit Agreement”;

WHEREAS, the Borrower desires to (a) establish the FILO Revolving Commitments under the Credit Agreement in an aggregate amount equal to $40,000,000 and the FILO Revolving Lenders are willing to provide the FILO Revolving Commitments to the Borrower as provided in Credit Agreement and (b) continue the “Commitments” and “Revolving Loans” of each “Revolving Lender” under and as defined in the Existing Credit Agreement as “Tranche A Revolving Commitments” and “Tranche A Revolving Loans”, respectively, under the Credit Agreement of such Lender in its capacity as a Tranche A Revolving Lender;

WHEREAS, substantially concurrently with the effectiveness of this Amendment and the continuation of the “Commitments” and “Revolving Loans” of each “Revolving Lender” as “Tranche A Revolving Commitments” and “Tranche A Revolving Loans”, respectively, under the Credit Agreement (as described above), the Borrower desires to increase the Tranche A Revolving Commitments under Section 2.23 of the Credit Agreement by an amount equal to $60,000,000 and the Increasing Tranche A Revolving Commitment Lender is willing to provide the Tranche A Revolving Commitment Increase to the Borrower as provided in Credit Agreement;

WHEREAS, the Original Administrative Agent has resigned as the “Administrative Agent” under the Credit Agreement and the Required Lenders desire to appoint Bank of America as the “Administrative Agent” (as successor in such capacity to the Original Administrative Agent) under the Credit Agreement and the other Loan Documents;

WHEREAS, the Required Lenders desire to appoint Bank of America as the “Co-Collateral Agent” under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has requested, among other things, that the Lenders and the Agents amend certain provisions of the Credit Agreement, in each case, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrower, the Lenders, and the Agents have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendments to the Credit Agreement. As of the First Amendment Effective Date (as defined herein):

(a) The Existing Credit Agreement is hereby amended as set forth in Exhibit A attached hereto such that all of the newly inserted underscored provisions and any formatting changes attached hereto shall be deemed to be inserted and all stricken text shall be deemed to be deleted therefrom.

(b) The Commitment Schedule to the Credit Agreement is hereby deleted and replaced in its entirety by the Commitment Schedule attached hereto as Exhibit B.

(c) A new Annex A to the Credit Agreement shall be added to the Credit Agreement in the form attached hereto as Exhibit C.

(d) Each of following Exhibits to the Credit Agreement shall be replaced by the form of such Exhibit attached hereto as Annex I.

Exhibit B — Form of Assignment and Assumption

Exhibit C — Form of Borrowing Base Certificate

Exhibit D — Form of Compliance Certificate

Exhibit E — Joinder Agreement

Exhibit F — Form of Letter of Credit Request

Exhibit G — Form of Borrowing Request

Exhibit H — Form of Promissory Note

§2. Conversion of “Revolving Commitments” to “Tranche A Revolving Commitments”, FILO Revolving Commitments and Increase of Tranche A Revolving Commitments.

(a) Each Loan Party, each of the undersigned Lenders, each Issuing Bank and the Agents hereby agree that, as of the First Amendment Effective Date, that the “Commitment” and “Revolving Loans” of each “Revolving Lender” under and as defined in the Existing Credit Agreement shall continue in all respects (and shall not in any event be terminated, extinguished or annulled) as “Tranche A Revolving Commitments” and “Tranche A Revolving Loans”, respectively, under the Credit Agreement of such Lender in its capacity as a Tranche A Revolving Lender under the Credit Agreement and subject to the terms and conditions thereof, and all such Commitments and Loans shall continue to constitute “Secured Obligations” for all purposes under the Loan Documents.

(b) Each Loan Party, each of the undersigned Lenders and the Agents hereby agree that, as of the First Amendment Effective Date, the FILO Revolving Commitments and FILO Revolving Loans are hereby established as a new Class of Commitments and Loans under the Credit Agreement pursuant to the terms and conditions thereof, and shall constitute “Secured Obligations” for all purposes under the Loan Documents. On the First Amendment Effective Date, the Aggregate FILO Revolving Commitments under the Credit Agreement are $40,000,000.

(c) Pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that the Aggregate Tranche A Revolving Commitments be increased by $60,000,000 from and after the First Amendment Effective Date (the “Tranche A Revolving Commitment Increase”). Each of Bank of America and Wells Fargo Bank, National Association (the “Increasing Tranche A Revolving Commitment Lender”), each an existing Tranche A Revolving Lender under the Credit Agreement, has agreed to increase its existing Tranche A Revolving Commitment by an amount equal to (a) with respect to Bank of America, $35,000,000 and (b) Wells Fargo Bank, National Association, $25,000,000. The Borrower, the other Loan Parties, the Increasing Tranche A Revolving Commitment Lender, the Issuing Banks and the Agents each hereby acknowledge, consent to and agree that (a) Bank of America, in its capacity as the Increasing Tranche A Revolving Commitment Lender, shall, on the First Amendment Effective Date, increase its Tranche A Revolving Commitment by an amount equal to $35,000,000, such that Bank of America’s total Tranche A Revolving Commitment is $95,000,000 under the Credit Agreement, (b) Wells Fargo Bank, National Association, in its capacity as the Increasing Tranche A Revolving Commitment Lender, shall, on the First Amendment Effective Date, increase its Tranche A Revolving Commitment by an amount equal to $25,000,000, such that Wells Fargo Bank, National Association’s total Tranche A Revolving Commitment is $75,000,000 under the Credit Agreement and (c) the Commitment Schedule attached to this Amendment as Exhibit B reflects each of Bank of America’s and Wells Fargo Bank, National Association’s total Tranche A Revolving Commitment as of the First Amendment Effective Date. For greater certainty, after giving effect to the Tranche A Revolving Commitment Increase under this Section 3(c), the amount of the “Revolving Commitment Increase” under Section 2.23 of the Credit Agreement available to the Borrower is $90,000,000. On the First Amendment Effective Date, the Aggregate Tranche A Revolving Commitments under the Credit Agreement are $360,000,000.

§3. Appointment of Successor Administrative Agent; Appointment of Co-Collateral Agent; Resignation of Credit Suisse AG as Issuing Bank.

(a) Notwithstanding anything to the contrary in the Loan Documents, on the First Amendment Effective Date, (a) the Original Administrative Agent hereby resigns as “Administrative Agent” under the Credit Agreement and the other Loan Documents, effective upon the First Amendment Effective Date and its rights, powers, responsibilities and duties (other than such rights expressly provided herein or that otherwise survive in accordance with the terms of the Loan Documents) as “Administrative Agent” shall be terminated, without any further act or deed and (b)(i) the Required Lenders hereby appoint Bank of America as the successor “Administrative Agent” under the Credit Agreement and the other Loan Documents for all purposes (the “Appointment”) under the Loan Documents, (ii) Bank of America hereby accepts its Appointment, (iii) the Borrower and the other Loan Parties hereby approve such Appointment and (iv) Bank of America as the Administrative Agent shall and does succeed to, and be vested with, all of the rights, powers, responsibilities and duties of the “Administrative Agent” under the Credit Agreement and any other Loan Documents. In furtherance of the foregoing, the Original Administrative Agent hereby transfers, assigns, grants and conveys unto the Bank of America, in its capacity as successor Administrative Agent all of its right, title and interest in and to the Loans Documents and the Collateral (if any), together with all attendant liens, rights, title, assignments and interests (including security interests) pertaining to or arising from the Loan Documents, in each case without representation, warranty or recourse except as otherwise expressly set forth in this Amendment.

(b) Each of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks appoints and designates of Bank of America, N.A. as a Co-Collateral Agent under the Credit Agreement and the other Loan Documents and the Administrative Agent, the Collateral Agent, each Lender and Issuing Bank hereby authorizes Bank of America, N.A. to act as a Co-Collateral Agent in accordance with the terms of the Credit Agreement and the other Loan Documents and authorizes the Co-Collateral Agent to take such actions on their behalf and to exercise such powers as are delegated to the Co-Collateral Agent by the terms Credit Agreement and the other Loan Documents (including under Annex A of the Credit Agreement), together with such actions and powers as are reasonably incidental thereto. The Borrower and each other Loan Party agrees and acknowledges that the Co-Collateral Agent may take such actions and exercise such powers as are delegated to the Co-Collateral Agent by the terms of the Credit Agreement and the other Loan Documents (including under Annex A to the Credit Agreement), together with such actions and powers as are reasonably incidental thereto.

(c) Credit Suisse AG, in its capacity as an Issuing Bank under the Existing Credit Agreement, hereby resigns as an Issuing Bank under the Credit Agreement. Each of the Agents and the Borrower acknowledges such Issuing Bank resignation.

§4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Agents and the Lenders as of the date hereof as follows:

(a) The execution and delivery by each of the Loan Parties of this Amendment and all other instruments and agreements required to be executed and delivered by such Loan Party in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each of the Loan Parties of any of its obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of such Loan Party, have been authorized by all necessary corporate proceedings on behalf of such Loan Party and do not and will not contravene any provision of law or such Loan Party’s charter, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon such Loan Party.

(b) Each of this Amendment, the other Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, to which any Loan Party is a party constitute legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as limited by the Bankruptcy Code, any other insolvency, debtor relief or debt adjustment law or similar laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) No approval or consent of, or filing with, any governmental agency or authority or third party is required to make valid and legally binding the execution, delivery or performance by the Loan Parties of this Amendment, the other Amendment Documents, the Credit Agreement or any other Loan Documents, as amended hereby, or the consummation by the Loan Parties of the transactions among the parties contemplated hereby and thereby or referred to herein.

(d) The representations and warranties contained in the Credit Agreement and in the other Loan Documents were true and correct as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and except to the extent that any representations and warranties relate expressly to an earlier date, after giving effect to the provisions hereof, such representations and warranties, both before and after giving effect to this Amendment, also are true and correct, in all material respects, as of the date hereof.

(e) Each of the Loan Parties has performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, both before and after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Default or Event of Default.

(f) Each of the Loan Parties hereby acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties as referred to in Section 7.01(b) of the Credit Agreement, a breach of which shall constitute an Event of Default to the extent set forth in such Section 7.01(b).

§5. Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form, scope and substance to the Administrative Agent and the Required Lenders (as in effect under the Existing Credit Agreement) (the date of such satisfaction is herein referred to as the “First Amendment Effective Date”):

(a) This Amendment shall have been duly executed and delivered by the Borrower, each other Loan Party, each of the Agents, each FILO Revolving Lender, the Increasing Tranche A Revolving Commitment Lender and each of the Required Lenders (as in effect under the Existing Credit Agreement), and shall be in full force and effect.

(b) Each of the conditions set forth in Section 4.01 and 4.02 of the Credit Agreement shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such this Amendment).

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender at least one (1) Business Day prior to the proposed First Amendment Effective Date specifying its objection thereto.

§6. First Amendment Fee. In consideration of agreement of the Lenders under the Existing Credit Agreement to amend certain provisions of the Existing Credit Agreement and to certain other accommodations provided for in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the benefit of each Lender under the Existing Credit Agreement that consents to this Amendment, a fee in the amount equal to five basis points (0.05%) times the Commitment of such Lender (prior to giving effect to this Amendment) (the “First Amendment Fee”), which First Amendment Fee shall be fully earned and due and payable in full in cash on the date of this Amendment. Once paid, the First Amendment Fee shall not be refundable for any reason whatsoever.

§7. Miscellaneous Provisions.

(a) Each of the Loan Parties hereby ratifies and confirms all of its Obligations and Secured Obligations to the Agents, the Issuing Banks and the Lenders under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans and other Credit Extensions, and each of the Loan Parties hereby affirms its absolute and unconditional promise to pay to the Lenders, the Issuing Banks and the Agents, as applicable, the Loans, Credit Extensions, reimbursement obligations and all other amounts due or to become due and payable to the Lenders, the Issuing Banks and the Agents, as applicable, under the Credit Agreement and the other Loan Documents, as amended hereby and it is the intent of the parties hereto that nothing contained herein shall constitute a novation or accord and satisfaction. Each of the Loan Parties hereby acknowledges and confirms that the liens, pledges and security interests granted pursuant to the Loan Documents are and continue to be valid, perfected and enforceable first priority liens, pledges and security interests (subject only to Permitted Liens) that secure all of the Secured Obligations on and after the date hereof. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

(b) The Borrower agrees to pay on demand all reasonable costs and expenses, including reasonable attorneys’ fees, of the Agents, as applicable, incurred in connection with this Amendment.

(c) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat

(and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471 -2 (b)(2)(i).

(d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(e) EACH PARTY PARTY HERETO HEREBY AGREES THAT THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT.

(f) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of a signature page hereto by electronic transmission shall constitute the delivery of an original signature page hereof.

[Remainder of Page Intentionally Left Blank]

[Signature Pages follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

PETCO ANIMAL SUPPLIES, INC.

By:	/s/ Patricia A. Ward
	Name:	Patricia A. Ward
	Title:	President

PETCO ANIMAL SUPPLIES STORES, INC.

INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.

PETCO REAL ESTATE HOLDINGS I LLC

PETCO REAL ESTATE HOLDINGS II LLC

PETCO REAL ESTATE HOLDINGS III LLC

PETCO ASIA, LLC

PETCO PUERTO RICO, LLC

PETCO SUPPORT SERVICES, LLC

PETCO WELLNESS, LLC

By:	/s/ Patricia A. Ward
	Name:	Patricia A. Ward
	Title:	President

E-PET SERVICES, LLC

By:	PETCO ANIMAL SUPPLIES STORES, INC., its Sole Member

By:	/s/ Patricia A. Ward
	Name:	Patricia A. Ward
	Title:	President

BANK OF AMERICA, N.A., individually and as Administrative Agent, Co-Collateral Agent and Issuing Bank

By:	/s/ Stephen J. Garvin
	Name:	Stephen J. Garvin
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually, as Collateral Agent and Issuing Bank

By:	/s/ Lauren Murphy
	Name:	Lauren Murphy
	Title:	Assistant Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually, as resigning Original Administrative Agent and as resigning Issuing Bank

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ Whitney Gaston
	Name:	Whitney Gaston
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO THE PETCO ANIMAL SUPPLIES, INC. FIRST AMENDMENT TO ABL CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

NAME OF INSTITUTION:

MUFG UNION BANK N.A.

By:	/s/ Peter Ehlinger
	Name:	Peter Ehlinger
	Title:	Vice President

LENDER SIGNATURE PAGE TO THE PETCO ANIMAL SUPPLIES, INC, FIRST AMENDMENT TO ABL CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.,

By:	/s/ Lauren Baker
	Name:	Lauren Baker
	Title:	Vice President

LENDER SIGNATURE PAGE TO THE PETCO ANIMAL SUPPLIES, INC. FIRST AMENDMENT TO ABL CREDIT AGREEMENT DATED AS OF TI1E DATE FIRST WRITTEN ABOVE

NAME OF INSTITUTION:

U.S. Bank National Association

By:	/s/ Nicole C. Manies
	Name:	Nicole C. Manies
	Title:	Vice President

LENDER SIGNATURE PAGE TO THE PETCO ANIMAL SUPPLIES, INC. FIRST AMENDMENT TO ABL CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

FIRST NIAGARA COMMERCIAL FINANCE, INC., a wholly-owned subsidiary of First Niagara Bank, N.A.

By:	/s/ Jessica Benevides Caron
	Name:	Jessica Benevides Caron
	Title:	FVP, Director of Portfolio Management

LENDER SIGNATURE PAGE TO THE PETCO ANIMAL SUPPLIES, INC. FIRST AMENDMENT TO ABL CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

NAME OF INSTITUTION:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO THE PETCO ANIMAL SUPPLIES, INC. FIRST AMENDMENT TO ABL CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

NAME OF INSTITUTION:

MORGAN STANLEY BANK, N.A.,

By:	/s/ John Durland
	Name:	John Durland
	Title:	Authorized Signatory

Exhibit A

Amendments to Existing Credit Agreement

Please see attached.

Exhibit B

Commitments of Lenders

Exhibit C

Form of Annex A to the Credit Agreement

Please see attached.

Annex I

Form of the following Exhibits to the Credit Agreement:

Exhibit B — Form of Assignment and Assumption

Exhibit C — Form of Borrowing Base Certificate

Exhibit D — Form of Compliance Certificate

Exhibit E — Joinder Agreement

Exhibit F — Form of Letter of Credit Request

Exhibit G — Form of Borrowing Request

Exhibit H — Form of Promissory Note

Please see attached.